UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 26, 2004

Crown Andersen Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14229	58-1653577
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

306 Dividend Drive, Peachtree City, Georgia 30269

(Address of Principal Executive Offices, including Zip Code)

(770) 486-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 26, 2004 Crown Andersen Inc. (the “Registrant”) issued a press release announcing that its shareholders approved a going private proposal. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Registrant, dated October 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 26, 2004	CROWN ANDERSEN INC.

	By:	/s/ Randall H. Morgan
Randall H. Morgan
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated October 26, 2004.